SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the  Registrant  [X]
Filed by a Party  other than the  Registrant  [__]
Check the appropriate box:
[_] Preliminary  Proxy Statement
[_] Confidential, for  Use  of the  Commission  Only  (as  permitted  by
    Rule  14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Conseco Strategic Income Fund
                (Name of Registrant as Specified In Its Charter)

    (name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying  value of  transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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   5) Total fee paid:

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|__| Fee paid previously with preliminary materials.
|__| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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

                                                               [GRAPHIC OMITTED]
                                                                      CONSECO(R)

                          CONSECO STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 11, 2001

     To our Shareholders:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Conseco Strategic Income Fund (the "Fund"), will be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana, at 11:00 a.m., local time on October 11, 2001. The following proposals will be voted on at the Meeting:

          1. To elect three (3) Trustees to serve for terms ending in 2004 (Proposal No. 1);

          2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants (Proposal No. 2); and

          3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     These  items  are  discussed  in  greater  detail  in  the  attached  Proxy
Statement.

     Only shareholders of record at the close of business on August 16, 2001 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.



                                                    By Order of the Trustees
                                                    William P. Kovacs, Secretary

August 29, 2001
Carmel, Indiana

--------------------------------------------------------------------------------
       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF
       FURTHER SOLICITATION,  WE ASK YOUR COOPERATION IN MAILING IN YOUR
       PROXY PROMPTLY.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES
       ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]
                                                                      CONSECO(R)

                          CONSECO STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                                 PROXY STATEMENT

     This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of the Conseco Strategic Income Fund (the "Fund") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana on October 11, 2001, at 11:00 a.m., local time, (and at any adjournments thereof), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Shareholders of record at the close of business on August 16, 2001 are entitled to be present and to vote at the Annual Meeting. Each share of beneficial interest of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date shall not be voted. Shares represented by executed and unrevoked proxy cards will be voted in accordance with the specifications made thereon. Returned proxy cards that are unmarked will be voted in favor of the nominees for Trustee; in accordance with the recommendation of the Board of Trustees as to all other proposals described in the Proxy Statement and, at the discretion of the proxyholders, on any other matter that may properly have come before the Annual Meeting or any adjournments thereof.

     If the enclosed proxy card is executed and returned, it nevertheless may be revoked by another proxy card or by letter or telegram directed to the Fund. To be effective, such revocation must be received prior to the meeting and indicate the shareholder's name. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. The solicitation of proxies will be made primarily by mail. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

     The holders of a majority of the Shares issued and outstanding and entitled to vote present in person or represented by proxy shall be requisite and shall constitute a quorum for the transaction of business. In the absence of a quorum, the Shareholders present or represented by proxy and entitled to vote at the Annual Meeting shall have power to adjourn the meeting from time to time. Action on any matter is approved if the votes cast in favor of the action exceed the votes cast against it. Any adjourned meeting may be held as adjourned without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted as if the meeting had been held as originally called.

     Proxy materials will be mailed to Shareholders of record on or about August 29, 2001. Copies of the Fund's current Annual Report will be mailed to its shareholders along with the proxy materials. As of the record date, August 16, 2001, there were 6,769,767 shares of beneficial interest of the Fund. To the Fund's knowledge, no shareholder beneficially owned five percent or more of its outstanding shares on that date.

     The principal executive offices of the Fund are located at 11815 North Pennsylvania, Carmel, Indiana 46032. The Fund's investment adviser, Conseco
Capital Management, Inc. (the "Adviser"), is located at 11825 North Pennsylvania, Carmel, Indiana 46032.

PROPOSAL NO. 1: ELECTION OF TRUSTEES

     The Board of Trustees (the "Board") consists of seven (7) members serving staggered terms of office. The three Trustees to be elected at the Annual Meeting have been nominated to serve a term of three years expiring in 2004. All Trustees will serve until their successors are duly elected and qualified. Each Trustee, with the exception of Mr. Walthall, has served as Trustee since the Fund's commencement of operations in July 1998. Mr. Walthall has served as Trustee since December 1998.

     The following information regarding each person nominated for election as a Trustee, and each person whose term will continue after the Annual Meeting, includes such person's age, positions with the Adviser (if any), principal occupation and business experience for the last five years:


NAME                                AGE      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----------------                    ----     --------------------------------------------
NOMINEES FOR ELECTION AS TRUSTEES
TERM EXPIRES 2004:

GREGORY J. HAHN*                    40       Trustee and Vice President for Investments of the
                                             Fund: Chartered Financial Analyst; Senior Vice
                                             President, Adviser; Trustee, officer and portfolio
                                             manager of other investment companies managed by the
                                             Adviser. Address: 11825 North Pennsylvania Street,
                                             Carmel, Indiana 46032.

DR. JESS H. PARRISH                 73       Trustee of the Fund: Higher Education Consultant;
                                             Former President, Midland College; Trustee of other
                                             investment companies managed by the Adviser. Address:
                                             2805 Sentinel, Midland, Texas 79701.

DAVID N. WALTHALL                   55       Trustee of the Fund: Principal, Walthall Asset
                                             Management; Formerly President, Chief Executive
                                             Officer and Director of Lyrick Corporation; Formerly,
                                             President and CEO, Heritage Media Corporation;
                                             Formerly, Director, Eagle National Bank; Trustee of
                                             other investment companies managed by the Adviser.
                                             Address: One Galleria Tower, Suite 1050, 13355 Noel
                                             Road, Dallas, Texas 75240.

OTHER TRUSTEES
TERM EXPIRES 2002:

HAROLD W. HARTLEY                   78       Trustee of the Fund: Chartered Financial Analyst;
                                             Director, Ennis Business Forms, Inc.; Retired,
                                             Executive Vice President, Tenneco Financial Services,
                                             Inc.; Trustee of other investment companies managed
                                             by the Adviser. Address: 502 Canal Cove Ct., Ft.
                                             Myers Beach, Florida 33913.

DR. R. JAN LECROY                   69       Trustee of the Fund: Director, Southwest Securities
                                             Group, Inc.; Retired, President, Dallas Citizens
                                             Council; Trustee of other investment companies
                                             managed by the Adviser. Address: 841 Liberty, Dallas,
                                             Texas 75204.

-------------
* The Trustees so indicated are considered "interested persons," of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund as employees of the Adviser.

TERM EXPIRES 2003:


MAXWELL E. BUBLITZ*                 46       Trustee and President of the Fund: Chartered
                                             Financial Analyst; CEO, President and Director,
                                             Adviser; Senior Vice President, Investments of
                                             Conseco, Inc.; President and Trustee of other
                                             investment companies managed by the Adviser. Address:
                                             11825 North Pennsylvania Street, Carmel, Indiana
                                             46032.

WILLIAM P. DAVES, Jr.               75       Trustee and Chairman of the Board of the Fund:
                                             Consultant to insurance and healthcare industries;
                                             Director, Chairman and Chief Executive Officer, FFG
                                             Insurance Co.; Chairman of the Board and Trustee of
                                             other investment companies managed by the Adviser.
                                             Address: 5723 Trail Meadow, Dallas, Texas 75230.

     The persons named upon the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxy card the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     To the knowledge of the Fund's management, as of the Record Date, the Trustees and officers of the Fund owned, as a group, less than one percent of the outstanding shares of the Fund.

     There were five meetings of the Board held during the Fund's fiscal year ended June 30, 2001. Each Trustee attended all five meetings of the Board.

     The Fund has an audit committee comprised of all of the Independent Trustees of the Fund. The audit committee reviews financial statements and other audit-related matters as they arise throughout the year. The Fund also has a nominating committee and a compensation committee comprised of its independent Trustees.

     Each Trustee who is not an "interested person" of the Fund receives an annual retainer fee of $7,500, a fee of $1,500 for each Board meeting or independent Trustee meeting they attend, and a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per meeting fee of $375 for in-person Board meetings. The Fund also reimburses each Trustee who is not an "interested person" of the Fund for travel and out-of-pocket expenses.

     The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Trustee by the Fund for the fiscal year ended June 30, 2001, and by all funds in the Conseco Family of Funds for which such Trustee was a Board member (the number of which is set forth in parenthesis next to each Trustee's total compensation) for the year ended December 31, 2000, was as follows:

-------------
* The Trustees so indicated are considered "interested persons," of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund as employees of the Adviser.

                                                             TOTAL COMPENSATION
                                            AGGREGATE          FROM FUND AND
                                          COMPENSATION          FUND COMPLEX
NAME OF TRUSTEE                            FROM FUND*         PAID TO TRUSTEE**
---------------                          --------------       -----------------
William P. Daves, Jr                         $15,542             $40,397 (18)

Harold W. Hartley                            $14,042             $38,334 (18)

Dr. R. Jan LeCroy                            $14,042             $38,334 (18)

Dr. Jess H. Parrish                          $14,042             $38,334 (18)

David N. Walthall                            $14,042             $38,334 (18)


     THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES,
              RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF
             EACH OF THE NOMINEES TO SERVE AS TRUSTEES OF THE FUND.

PROPOSAL NO. 2: RATIFICATION OF
THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Fund's independent accountants must be appointed by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, and such selection must be submitted for ratification or rejection at the Annual Meeting of Shareholders; and the employment of such independent accountants must be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board, including a majority of those Trustees who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending June 30, 2002 at a Board meeting held on May 16, 2001. Accordingly, the selection by the Fund's Board of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending June 30, 2002 is submitted to shareholders for ratification. Apart from fees received as independent accountants, neither PricewaterhouseCoopers LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund.

     PricewaterhouseCoopers LLP has acted as independent accountants of the Fund since the Fund's organization. The Fund's Board believes that the continued employment of PricewaterhouseCoopers LLP for the fiscal year ending June 30, 2002 is in the best interests of the Fund.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will be available to respond to appropriate questions.

     THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF
       PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

-------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,426 for all Trustees as a group.
** Represents total compensation from all investment companies in the fund complex, including the Fund, for which the Trustee serves as a Board Member.

OTHER MATTERS

     If a proxy card is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy card from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

     The Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matter with respect to the Fund properly come before the meeting, it is the intention of the proxy holders to vote the proxy in accordance with their judgment on any such matter.

     The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record. The Fund will reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Fund and employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person, by telephone or otherwise.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph, or by electronic transmission (e-mail).

     Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be sent to and received by the Fund no later than June 22, 2002 at the principal executive offices of the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032.

ADDITIONAL INFORMATION

     Conseco Capital Management, Inc., located at 11825 North Pennsylvania Street, Carmel, Indiana 46032, serves as the Fund's investment adviser.

      PFPC, Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and accounting servicing agent.

NOTICE TO BANKS, BROKER/DEALERS VOTING TRUSTEES
AND THEIR NOMINEES

     Please advise the Fund, in care of PFPC, Inc., whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

     IT  IS  IMPORTANT  THAT  PROXY  CARDS  BE  RETURNED  PROMPTLY.   THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: August 29, 2001

                                    EXHIBIT A

      The following sets forth information regarding the executive officers of the Fund.

                                                 PRINCIPAL OCCUPATION
                                                 AND BUSINESS
NAME AND POSITION                                EXPERIENCE FOR PAST
WITH FUND                      AGE               FIVE YEARS
--------                       ---               ----------

MAXWELL E. BUBLITZ             46                Chartered Financial Analyst;
President                                        CEO, President and Director,
                                                 Adviser; Senior Vice
                                                 President, Investments of
                                                 Conseco, Inc.; President and
                                                 Trustee of other investment
                                                 companies managed by the
                                                 Adviser.

GREGORY J. HAHN                40                Chartered Financial Analyst;
Vice President                                   Senior Vice President,
                                                 Adviser; Trustee, officer
                                                 and portfolio manager of
                                                 other investment companies
                                                 managed by the Adviser.

WILLIAM P. KOVACS, ESQ.        55                Vice President, Senior Counsel,
Vice President and Secretary                     Chief Compliance Officer and
                                                 Director of Adviser. Vice
                                                 President and Secretary of
                                                 other investment companies
                                                 managed by the Adviser.
                                                 Previously, Of Counsel to
                                                 Shefsky & Froelich and
                                                 Rudnick & Wolfe; Prior
                                                 thereto, Vice President and
                                                 Assistant Secretary, Kemper
                                                 Financial Services, Inc.

JAMES S. ADAMS                 42                Senior Vice President, Chief
Treasurer                                        Accounting Officer and
                                                 Treasurer of Conseco, Inc.
                                                 and various subsidiaries.
                                                 Treasurer of other
                                                 investment companies managed
                                                 by the Adviser.

WILLIAM T. DEVANNEY            46                Senior Vice President,
Vice President                                   Corporate Taxes, of Conseco
                                                 Services, LLC and various
                                                 affiliates. Vice President
                                                 of other investment
                                                 companies managed by the
                                                 Adviser.

                                     PROXY

                         CONSECO STRATEGIC INCOME FUND

               ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 11, 2001

The undersigned shareholder of Conseco Strategic Income Fund (the "Fund") hereby appoint(s) William P. Kovacs, Karl W. Kindig and Sarah L. Todd, or any one of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the "shares") of the Fund standing in the name of the undersigned at the close of business on August 16, 2001 at the Annual Meeting of Shareholders of the Fund to be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana on October 11, 2001 at 11:00 a.m., and any and all adjournments thereof; with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" ELECTION OF THE PROPOSED TRUSTEES AND "FOR" THE PROPOSALS LISTED ON THE REVERSE SIDE, UNLESS OTHERWISE INDICATED.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

-----------                                                         -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                SIDE
-----------                                                         -----------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" ELECTION OF THE PROPOSED TRUSTEES AND "FOR" THE PROPOSALS BELOW, UNLESS OTHERWISE INDICATED.

1.   Election of Trustees.

     NOMINEES: (01) Gregory J. Hahn, (02) Dr. Jess H. Parrish, and (03) David N. Walthall.

                  FOR [_]          [_] WITHHOLD
                  ALL                  FROM ALL
               NOMINEES                NOMINEES
   [  ]
       --------------------------------------
       For all nominees except as noted above

                                    FOR    AGAINST   ABSTAIN
2.   To retify the selection of     [_]      [_]       [_]
     PricewaterhouseCoopers LLP
     as independent auditors of the
     Fund.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

SIGNATURE(S) SHOULD BE EXACTLY AS NAME OR NAMES APPEARING ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF SIGNING IS BY ATTORNEY, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE TO:

Proxy Tabulator, P.O. Box 9388 Boston, MA 02205-9966

IMPORTANT: No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.

To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you note now so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies.

Signature:                           Date:
          ---------------------------     -----------


Signature:                           Date:
          ---------------------------     -----------